UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2024

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 499-4934

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $11.50 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Peter M. Carlson resigned as the Chief Executive Officer of Spectral AI, Inc. (the “Company”) and as a director of the Company on October 14, 2024. Mr. Carlson has agreed to serve the Company as a consultant to continue to provide support for its current technology and to assist in the transition of management.

(c) As announced in the press release attached to this Current Report on Form 8-K, the Board of Directors of the Company (the “Board”) has created the Office of the Chairman to assume day-to-day operational responsibilities and support the ongoing clinical development and commercialization of the Company’s DeepView® System. The Office of the Chairman will be comprised of Chief Financial Officer and General Counsel Vincent Capone, Chief Commercialization Officer Jeremiah Sparks, Interim Chief Operating Officer Stan Micek, and General Manager Louis Percoco, and will report directly to the Board.

(e) In connection with the resignation of Mr. Carlson, described in Item 5.02(b) above, the Company entered into an employment letter and a Separation and Release Agreement with Mr. Carlson in which Mr. Carlson acknowledged his resignation as the Company’s Chief Executive Officer and a member of the Company’s Board of Directors, effective October 14, 2024. Pursuant to the employment letter, Mr. Carlson will provide certain services to the Company for an initial term of fifteen months. The Company will pay Mr. Carlson $27,500 per month for such services plus an additional payment for his additional accrued benefits in exchange for the Company and Mr. Carlson releasing each other from any claims and further restrictions relating to non-solicitation, non-competition and assignment of inventions covenants.

Item 7.01. Regulation FD Disclosure.

On October 14, 2024, the Company issued a press release announcing the resignation of Mr. Peter M. Carlson as Chief Executive Officer of the Company and the appointment of Dr. J. Michael DiMaio as Chairman of the Board of the Company, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Spectral AI, Inc. on October 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2024

SPECTRAL AI, INC.

By:	/s/ Vincent S. Capone
Name:	Vincent S. Capone
Title:	Chief Financial Officer and General Counsel

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